As filed with the Securities and Exchange Commission on July 30, 2004

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

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|X|	Preliminary Proxy Statement	| |	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
| |	Definitive Proxy Statement
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| |	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

THE MASSACHUSETTS
HEALTH & EDUCATION
TAX-EXEMPT TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
The Eaton Vance Building
255 State Street
Boston, Massachusetts 02109

August __, 2004

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”) to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, September 30, 2004 at 10:00 a.m. (Boston time).

        As you may be aware, at a meeting held on May 28, 2004, the Board of Trustees of the Fund voted to appoint Fund Asset Management, L.P. (“FAM”) as the Fund’s new investment adviser, subject to shareholder approval. FAM is owned and controlled by Merrill Lynch & Co., the parent of Merrill Lynch, Pierce, Fenner & Smith Inc. At this meeting, you will be asked to consider (i) the election of Trustees (ii) the approval of the investment advisory agreement with FAM. The enclosed proxy statement contains additional information regarding these two proposals.

        We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

Sincerely,

/s/ WALTER B. PRINCE
Walter B. Prince
Chairman

IMPORTANT

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, SEPTEMBER 30, 2004

        The Annual Meeting of Shareholders of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the “Fund”), will be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, September 30, 2004 at 10:00 a.m. (Boston time), for the following purposes:

1.	To elect six Trustees of the Fund, two of whom shall be elected solely by the holders of the Fund’s Auction Preferred Shares and the remainder of whom shall be elected by the holders of the Fund’s Common Shares and Auction Preferred Shares, voting as a single class.

2.	To approve a new investment advisory agreement between the Fund and Fund Asset Management, L.P.

3.	To consider and act upon any other matters which may properly come before the Meeting and any adjourned session thereof.

        The Board of Trustees has fixed the close of business on Monday, August 2, 2004 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

By Order of the Board of Trustees

/s/ WALTER B. PRINCE
Walter B. Prince
Chairman

August __, 2004
Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of the Fund avoid the necessity and additional expense to the Fund of further solicitations to obtain a quorum by promptly returning the enclosed proxy. Holders of the Fund’s Auction Preferred Shares should sign and return the orange proxy card. Holders of the Fund’s Common Shares should sign and return the white proxy card. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
The Eaton Vance Building
255 State Street
Boston, Massachusetts 02109

PROXY STATEMENT

        A proxy is enclosed with the foregoing Notice of the Annual Meeting of Shareholders of The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”), to be held on Thursday, September 30, 2004 (the “Annual Meeting”) for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of the Fund. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote for the following: (a) to elect each Trustee and (b) to approve a new investment advisory agreement between the Fund and Fund Asset Management, L.P. This Proxy Statement, the accompanying Notice of Annual Meeting of Shareholders and form of proxy will be first sent to shareholders on or about August __, 2004.

        The Board of Trustees of the Fund has fixed the close of business on Monday, August 2, 2004, as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of August 2, 2004, there were ______ Common Shares, $.01 par value per share (“Common Shares”), and 200 Auction Preferred Shares, $.01 par value per share, liquidation preference $50,000 per share (“APS”), of the Fund outstanding. As of such date, to the knowledge of the Fund, (i) no shareholder beneficially owned more than 5% of the outstanding Common Shares or APS; and (ii) the Trustees and officers of the Fund, individually and as a group, owned beneficially less than 1% of the shares of the Fund.

        The Board of Trustees of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

PROPOSAL 1. ELECTION OF TRUSTEES

        At a meeting held on January 22, 2004, the Board of Trustees of the Fund increased the number of Trustees to seven and appointed Frank Nesvet to the Board at the recommendation of Mr. Storey, who was then already a member of the Board of Trustees. At its meeting on March 2, 2004, the Board of Trustees also accepted the resignation of Thomas J. Fetter from the Board and reduced the number of Trustees to six. The Board has proposed that the slate of the six persons listed in the table set forth below be elected as Trustees of the Fund. In addition to Mr. Nesvet, Messrs. Carlin, Green, Prince, Murphy and Storey currently serve as Trustees and were elected by shareholders at the Annual Meeting held on May 13, 2003. The enclosed proxy, unless authority to vote for election to office is specifically withheld by executing the proxy in the manner stated thereon, will be used to vote in favor of the nominees named below as Trustees of the Fund to serve as such until the next Annual Meeting of the Fund’s shareholders and until their successors shall have been duly elected and qualified. Each nominee has agreed to serve as a Trustee if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Trustees may recommend.

Election of Trustees by APS and Common Shares

        Under the terms of the Fund’s Agreement and Declaration of Trust, as amended (the “Trust Agreement”), the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of the Fund. James F. Carlin III and Thomas H. Green, III have been nominated for election by the holders of the APS. The Trust Agreement further provides for the election of the other four nominees named below by the holders of the Common Shares and the APS, voting as a single class. Election of Trustees is non-cumulative.

        The Trustees of the Fund are responsible for the overall management and supervision of the Fund’s affairs. The nominees for Trustee are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
APS Nominees
Interested Trustee
Thomas H. Green, III* Age 44	Trustee	One Year Trustee since 1993	Managing Director, Salomon Smith Barney (“SSB”), since 2002. Formerly, Director in SSB, Public Finance Department (1998-2001). Formerly, First Assistant Attorney General for The Commonwealth of Massachusetts (1992-1998). Previously, Vice President, Public Finance, First Boston Corporation.	One	None
Noninterested Trustee
James F. Carlin III Age 40	Trustee	One Year Trustee since 2003	Executive Vice President, Managing Partner, Crosspoint Associates, Inc. (real estate management and development) since 1993. Board of Directors, Chart Bank since 1996. Principal of Alpha Analytical Inc. since 2000. Former Director of Carlin Insurance.	One	None

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
APS and Common Shares Nominees
Noninterested Trustees
Walter B. Prince Age 55	Chairman and Trustee	One Year Trustee since 1993	Partner of the law firm of Prince, Lobel, Glovsky & Tye LLP, since 1988. Board of Directors, One United Bank.	One	None

Edward M. Murphy Age 56	Trustee	One Year Trustee since 1993	President and Chief Executive Officer of Alliance Health Incorporated, since March 1999. Formerly, President and Chief Operating Officer of Olympus Healthcare Group, Inc.; Senior Vice President of Tucker Anthony Inc. (1995-1997); and the Executive Director of the Massachusetts Health and Educational Facilities Authority (1989-1995). Previously, Commissioner of the Massachusetts Department of Mental Health.	One	None

Frank Nesvet Age 60	Trustee	One Year Trustee since 2004	Chief Executive Officer, Libra Group, Inc. (since 1998). Managing Director, Senior Vice President, CFO and Fund Treasurer, New England Funds (1993-1998).	One
Director of Jefferson Pilot Variable Fund (a series of 14 mutual funds sponsored and managed by Jefferson Pilot Investment Advisory Corporation) (since October 2003)  and Trustee and Chairman of the Audit Committee of streetTRACKS’ Series Trust (a series of 10 exchange-traded mutual funds sponsored and managed by State Street Global Advisers) (Since 2000)

James M. Storey Age 73	Trustee	One Year Trustee since 1993	Corporate Trustee for The U.S. Charitable Gift Trust (a charitable organization sponsored by Eaton Vance Management), and a practicing attorney (sole practioner).	One	Trustee of the SEI Investments Funds (consisting of 119 portfolios).

*	Mr. Green is an “interested person” because of his affiliation with a brokerage firm, Citigroup.

        The address of each Trustee is c/o The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Effective September 1, 2004, the address for each Trustee will be c/o Fund Asset Management, L.P., P.O. Box 9095, Princeton, New Jersey 08543-9095.

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        The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund as of August __, 2004:

Name of Trustee	Dollar Range of Fund Shares Held
Interested Trustee
Thomas H. Green, III	$10,001 - $50,000

Noninterested Trustees
James F. Carlin III	$10,001 - $50,000
Edward M. Murphy	$1 - $10,000
Frank Nesvet	None
Walter B. Prince	$1 - $10,000
James M. Storey	$1 - $10,000

        As of August __, 2004, no officer of the Fund owned any of the Fund’s Common Shares or APS. As of that date, no Trustee of the Fund owned any shares of the Fund’s APS.

Committees of the Board of Trustees and Meetings

        During fiscal year 2003, the Board of Trustees of the Fund met four times, with each Board member attending 75% or more of the meetings held by the Board. The Board expects that Trustees will ordinarily attend in person all annual and special meetings of a Trust’s shareholders other than adjourned meetings and, if unable to attend in person, will participate by other means, if practical. All of the Trustees were present at the 2003 Annual Meeting of Shareholders.

        The Board of Trustees has two formal standing committees, an Audit Committee and a Governance Committee. The Audit and Governance Committees of the Board of Trustees of the Fund are each comprised of Trustees who are not “interested persons” as that term is defined under the 1940 Act (“Independent Trustees”). The Audit Committee met two times during 2003 and the Governance Committee, which the Board established on March 2, 2004, did not meet in 2003. The respective duties and responsibilities of these two Committees are summarized below.

        Messrs. Nesvet (Chair), Carlin, Murphy, Prince and Storey serve on the Audit Committee of the Board of Trustees of the Fund. Each Audit Committee member is independent under the listing standards of the American Stock Exchange. The purposes of the Audit Committee are to: (i) oversee the Fund’s accounting and financial reporting policies and practices, its internal audit controls and procedures, and, as appropriate, the internal controls of certain service providers, and the quality and integrity of the Fund’s financial statements and the independent audit thereof; (ii) approve the selection, evaluation and, when appropriate, replacement of the independent auditors, and, if applicable, with respect to the nomination of independent auditors to be proposed for shareholder ratification in any proxy statement; and (iii) evaluate the qualifications, independence and performance of the independent auditors. The Fund’s Board of Trustees has adopted a written charter for its Audit Committee, a copy of which is attached as Exhibit B. The Audit Committee’s Report is set forth below under “Additional Information.” The Board of Trustees of the Fund has designated Mr. Nesvet as the Fund’s Audit Committee financial expert.

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        Mr. Murphy (Chair) and Messrs. Carlin, Nesvet, Prince and Storey serve on the Governance Committee of the Board of Trustees of the Fund. Each member of the Governance Committee is independent under the listing standards of the American Stock Exchange. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and the compensation of Independent Trustees. The Fund’s Board of Trustees has adopted a written charter for its Governance Committee, a copy of which is attached to this Proxy Statement as Exhibit C. The Governance Committee’s procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Fund wishing to recommend such candidates for consideration by the Governance Committee, are set forth in Appendix A to the Governance Committee’s charter.

Communications with the Board of Trustees

        Shareholders wishing to communicate with the Board may do so by sending a written communication to any Trustee, c/o of the Fund, at its principal address. Such shareholder communications prior to August 31, 2004 should be sent to c/o of the Fund at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 and, after such date, to c/o of the Fund at Fund Asset Management, L.P., P.O. Box 9095, Princeton New Jersey 08543-9095. Any shareholder communication so received will be promptly forwarded to the Trustee(s) to whom it is addressed.

Remuneration of Trustees

        The fees and expenses of Trustees who are not members of the Eaton Vance organization or FAM will be paid by the Fund. These Trustees are currently compensated at the rate of $5,000 annually. The Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings. For the fiscal year ended December 31, 2003, no reimbursements for out-of-pocket expenses were made. During the fiscal year ended December 31, 2003, Trustees were paid fees aggregating $23,173. The following table summarizes the compensation paid to Trustees of the Fund for the fiscal year ended December 31, 2003:

Name of Trustee*	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund
James F. Carlin III**	$3,173	none	none	$3,173
Thomas H. Green, III	$5,000	none	none	$5,000
Edward M. Murphy	$5,000	none	none	$5,000
Walter B. Prince	$5,000	none	none	$5,000
James M. Storey	$5,000	none	none	$5,000

*	Mr. Nesvet became a Trustee on January 22, 2004. Accordingly, he received no compensation for the fiscal year ended December 31, 2003. It is estimated that Mr. Nesvet will receive $5,000 for fiscal 2004.
**	Mr. Carlin was elected a Trustee on May 13, 2003.

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Vote Required

        Election of each of the nominees requires the affirmative vote of a plurality of the applicable shares of the Fund present and voting at the Annual Meeting in person or by proxy.

Recommendation of the Board of Trustees

        The Board of Trustees recommends that shareholders vote FOR the election of the six nominees to the Fund’s Board of Trustees.

PROPOSAL 2. APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

        The shareholders of the Fund are being asked to approve a new investment advisory agreement (the “Proposed Advisory Agreement”) between the Fund and Fund Asset Management, L.P. (“FAM”). FAM is owned and controlled by Merrill Lynch & Co., Inc., the parent of Merrill Lynch, Pierce, Fenner & Smith Inc. A copy of the Proposed Advisory Agreement is attached as Exhibit A to this Proxy Statement. If approved by shareholders at the Annual Meeting, the Proposed Advisory Agreement will take effect on September 30, 2004.

        The current investment adviser to the Fund, Eaton Vance Management (“Eaton Vance”), located at The Eaton Vance Building, 255 State Street, Boston Massachusetts 02109, has served as the investment adviser to the Fund since January 5, 1996 pursuant to an investment advisory agreement dated January 5, 1996 (the “Current Advisory Agreement”). The Current Advisory Agreement was approved by the Fund’s shareholders at a Special Meeting of Shareholders held on December 29, 1995. On March 2, 2004, Eaton Vance notified the Board of Trustees of the Fund that it did not wish to continue to serve as the Fund’s investment adviser and administrator. Eaton Vance agreed to continue to act as the Fund’s investment adviser and administrator under existing agreements for a limited period of 120 days, until the Trustees could make other arrangements. On May 28, 2004, Eaton Vance agreed formally by letter to continue to act as investment adviser and administrator until August 31, 2004 in order to facilitate the transition to FAM.

        At its May 28, 2004 Board meeting, the Trustees voted to extend the Current Advisory Agreement through August 31, 2004, unless earlier terminated by either Eaton Vance, the Trustees or the shareholders of the Fund. At that meeting, the Board of Trustees also unanimously voted to appoint FAM as the Fund’s new investment adviser and enter into an interim agreement with FAM effective September 1, 2004. At the same meeting, the Board of Trustees also unanimously voted to appoint FAM’s affiliate, Princeton Administrators, L.P. (“Princeton”), as the Fund’s administrator effective September 1, 2004. The interim agreement will remain in effect from September 1, 2004 until shareholder approval of the Proposed Advisory Agreement. The advisory fee payable to FAM under the interim agreement will be the same as under the Current Advisory Agreement, in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), which permits Trustees to enter into interim agreement prior to shareholder approval. The interim agreement terminates automatically after 150 days (January 29, 2005) as required by Rule 15a-4. If shareholders of the Fund approve the Proposed Advisory Agreement, the Proposed Advisory Agreement will take effect immediately, replacing the interim agreement. If, on the other hand, shareholders do not approve the Proposed Advisory Agreement, the Board of Trustees will determine what action, if any, should be taken.

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        The principal executive offices of the Fund are currently located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Upon the commencement of the interim agreement with FAM on September 1, 2004, the principal executive offices of the Fund will be located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Considerations of the Board of Trustees

        Promptly after Eaton Vance informed the Trustees that it did not wish to continue as the Fund’s investment adviser and administrator, the Trustees initiated a search for a replacement. The Trustees first identified approximately 15 firms that appeared to be qualified to take over both the investment management and administrative duties then performed by Eaton Vance. These firms were contacted to obtain preliminary indications of interest. Several firms expressed preliminary interest in providing investment management and administrative services to the Fund. The Trustees sent to each of these firms a written request for proposal. The materials provided by FAM and Princeton in response to this request for proposal included information regarding FAM’s extensive experience with closed-end funds, its portfolio managers, the operations and financial condition of FAM and Princeton and the presence of FAM as asset manager in both the Massachusetts and health and education municipal markets. Later, at the invitation of the Trustees, representatives of FAM and Princeton personally conferred with the Trustees. The Trustees then discussed the capabilities of FAM and Princeton, including FAM’s philosophy of management, track record in managing municipal securities portfolios, and expectations and methods of operation as they would relate to the Fund. In addition, the Trustees considered the terms and provisions of the Proposed Agreement.

        Following this review, the Board of Trustees determined that FAM, among the firms that expressed an interest in serving as the Fund’s investment adviser, was the best candidate to manage the Fund. In reaching this decision, the Trustees concluded that (i) FAM was an experienced investment manager of registered investment companies, including approximately 30 closed-end funds, (ii) although FAM does not currently manage another closed-end Massachusetts tax-exempt fund, it manages other state-specific tax-exempt closed-end funds, and has a significant presence investing in the Massachusetts municipal market and with leveraged closed-end municipal market funds, (iii) as part of the Merrill Lynch organization, FAM and Princeton are part of a well-capitalized organization with substantial resources, (iv) the portfolio managers responsible for managing the Fund are well qualified and have an appropriate level of experience, (v) FAM and Princeton had presented a well-considered plan for making the transition from Eaton Vance, and (vi) the fees to be paid to FAM and Princeton, at a rate equal to the fees currently paid to Eaton Vance, are fair and reasonable and fall within the range of the standard industry fees for comparable investment companies.

        Based on the foregoing considerations, the Board of Trustees approved the interim agreement and the Proposed Agreement as being in the interests of the Fund’s shareholders. The Board also directed that the Proposed Agreement be submitted to shareholders for approval with the Board’s recommendation that shareholders of the Fund vote to approve the Proposed Agreement.

Information about FAM

        FAM, a SEC-registered investment adviser, is organized as a Delaware limited partnership. Its general partner is Princeton Services, Inc. and its limited partner is Merrill Lynch & Co., Inc. Princeton Services, Inc., which owns 1% of FAM, is wholly owned by Merrill Lynch Group, Inc., which is wholly owned by Merrill

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Lynch & Co., Inc. Merrill Lynch & Co., Inc. directly owns 99% of FAM and indirectly owns the remaining 1%. FAM acts as the investment adviser to more than 100 registered investment companies and offers investment advisory services to individuals and institutional accounts. The principal business address of FAM and Princeton Services, Inc. is P.O. Box 9095, Princeton, New Jersey 08543-9095 and the principal business address of their affiliates, Merrill Lynch & Co., Inc. and Merrill Lynch Group, Inc., is 4 World Financial Center, New York, New York 10080.

        If the Proposed Advisory Agreement is approved, the Fund will be co-managed by Theodore R. Jaeckel and Robert N. Sneeden. Mr. Jaeckel has been a Director (Municipal Tax-Exempt Fund Management) of FAM since 1997 and a portfolio manager with FAM since 1991. Mr. Sneeden has been a Vice-President (Municipal Tax-Exempt Fund Management) of FAM since 1998 and an Assistant Vice-President and Portfolio Manager with FAM since 1994.

The Proposed Advisory Agreement

        Information about the Proposed Advisory Agreement. The Proposed Advisory Agreement will remain in effect through September 30, 2006, and will continue from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of those Trustees who are not parties to the Proposed Advisory Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. The Proposed Advisory Agreement may be terminated at any time without the payment of any penalty, on 60 days’ written notice, by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by FAM. The Proposed Advisory Agreement will terminate automatically in the event of its assignment.

        Under the terms of the Proposed Advisory Agreement, the Fund will employ FAM to act as a manager and an investment adviser of the Fund and to furnish, or arrange for its affiliates to furnish, the management and administrative services necessary for the operation of the Fund and the investment advisory services, subject to the overall control of the Board of Trustees of the Fund. The Proposed Advisory Agreement provides that FAM will administer shareholder accounts and handle shareholder relations; provide the Fund with office space, facilities, equipment and personnel useful or necessary to perform its obligations under the Proposed Advisory Agreement; conduct relations with custodians, depositories, transfer agents, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and certain other persons deemed to be necessary or desirable; monitor the Fund’s compliance with its investment policies and restrictions; and make reports to the Board of its performance and furnish advice and recommendations with respect to the Fund’s business and affairs. FAM will also make available to the Fund appropriate personnel to serve as the Fund’s “principal executive officer,” “principal financial officer,” and “chief compliance officer,” and in such other comparable positions as may be required under applicable law. In addition, FAM will provide such investment research, advice and supervision as the Fund may consider necessary; furnish continuously an investment program for the Fund and determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests; make decisions for the Fund as to the manner in which

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voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities shall be exercised; and take all actions which it deems necessary to implement the investment policies of the Fund.

        In consideration of the services rendered, the facilities furnished and the expenses assumed by FAM, the Fund will pay to FAM at the end of each calendar month a fee based upon the average daily value of its net assets at the annual rate of 0.35 of 1.0% (0.35%) of the average daily net assets of the Fund. “Average daily net assets” are defined as the average daily value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowing, and (iii) accumulated dividends on shares of outstanding preferred stock.

        The information in this Proxy Statement with respect to the Proposed Advisory Agreement is qualified in its entirety by reference to, and made subject to, such Proposed Advisory Agreement, a copy of which is attached to this Proxy Statement as Exhibit A.

        Comparison of the Proposed and Current Advisory Agreements. The terms of the Proposed Advisory Agreement, including the scope of services being provided, are substantially the same as those in the Current Advisory Agreement. In addition, the rate of compensation to the investment adviser under each agreement is identical. There are, nonetheless, certain differences between the two agreements. In connection with selecting brokers or dealers and placing orders with respect to the assets of the Fund, the Proposed Advisory Agreement provides that FAM is directed at all times to seek to obtain execution and prices within the policy guidelines determined by the Board and set forth in filings under federal securities laws. The Current Advisory Agreement provides that Eaton Vance is required to use its best efforts to execute security transactions at prices that are advantageous to the Fund and, when the disclosed commissions are being charged, at reasonably competitive commission rates.

        Both the Proposed and Current Advisory Agreement provide generally that FAM and Eaton Vance, respectively will not be liable except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties. The Fund’s Administration Agreement with Princeton further provides that the Fund is generally obligated to indemnify (i.e. reimburse) Princeton for damages, liabilities, costs and expenses (including attorneys’ fees) associated with serving as Administrator, except in certain circumstances in which Princeton has acted with willful misfeasance, bad faith or gross negligence, or reckless disregard of its duties and obligations under this Agreement. Princeton is entitled to have its expenses advanced by the Fund before the final disposition of a matter. Any affiliates of Princeton performing services for the Fund contemplated by the Administration Agreement, and Princeton’s trustees, officers, agents and employees are also entitled to comparable indemnity rights. The Fund’s administration agreement with Eaton Vance does not contain a comparable provision.

        Fees under the Proposed and Current Advisory Agreements. As noted above, the compensation to be paid to the investment adviser under the Current and Proposed Advisory Agreements is identical. If shareholders approve the Proposed Advisory Agreement, FAM will be paid an advisory fee at the rate of 0.35% of the average daily net assets of the Fund, which is the rate at which advisory fees are paid to Eaton Vance under the Current Advisory Agreement. The advisory fee paid by the Fund to Eaton Vance under the Current Advisory Agreement for fiscal 2003 equaled $147,292. If the Proposed Advisory Agreement was in place during fiscal

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2003, there would have been no difference in the amount of investment advisory fees that would have been paid to FAM. The Fund also paid to Eaton Vance $63,140 for fiscal 2003 in connection with its performance of services for the Fund as an administrator, which is the same amount of fees as would have been paid had Princeton served as the Fund’s administrator during fiscal 2003.

        Effective September 1, 2004, State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101, will serve as the custodian of the Fund’s assets. Provided that the Fund’s shareholders approve FAM as investment adviser, at the conclusion of the proxy process, The Bank of New York, 101 Barclay Street, New York, New York 10286, will serve as the transfer agent with respect to the Fund’s common shares, replacing Investors Bank & Trust Company in that capacity. The Fund anticipates that aggregate custodial and transfer agent fees will remain substantially the same or decrease.

        Other Funds. Although FAM does not serve as an investment adviser to another registered investment company investing primarily in Massachusetts municipal securities, FAM acts as an investment adviser to other state specific funds with similar investment objectives. The following table sets forth relevant information with respect to each fund for which FAM acts as an investment adviser or subadviser.

Name of Fund	Investment Objective	Net Assets of Fund	Rate of Compensation	Fee Waiver or Reduction

MuniYield Arizona Fund, Inc.	The Fund seeks to provide shareholders with as high a level of current income exempt from Federal and Arizona income taxes as is consistent with its investment policies and prudent investment management	$64,506,325 as of April 30, 2004	.50% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Stock	None

MuniYield California Fund, Inc.	The Fund seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management	$316,272,468 as of April 30, 2004	.50% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Stock	None

MuniYield Florida Fund	The Fund seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management. The Fund also seeks to offer shareholders the opportunity to own shares, the value of which is exempt from Florida intangible personal property taxes	$199,569,334 as of April 30, 2004	.50% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Stock	None

MuniYield New Jersey Fund, Inc.	The Fund seeks to provide shareholders with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management	$208,518,217 as of May 31, 2004	.50% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Stock	None

Administration Agreement

        As noted above, in March of this year Eaton Vance notified the Fund that it no longer wished to serve as the Fund’s administrator. Eaton Vance has agreed to continue to serve as the administrator to the Fund until August 31, 2004. Effective September 1, 2004, Princeton will begin to serve as the Fund’s administrator

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pursuant to an administration agreement approved by the Board of Trustees on May 28, 2004. Under this agreement, Princeton will receive compensation equal to an annual rate of 0.15% of the average daily net assets of the Fund, which is also the compensation paid to Eaton Vance under the current administration agreement. Shareholder approval of the administration agreement with Princeton is not required under the 1940 Act.

Certain Information Regarding the Board of Trustees and Officers

        The current officers of the Fund are Walter B. Prince (Chairman of the Board of Trustees), Thomas J. Fetter (President), Robert B. MacIntosh (Vice President), James M. Wall (Secretary) and Kristin S. Anagnost (Treasurer). Effective September 1, 2004, each officer of the Fund (other than Mr. Prince who will continue to serve as Chairman) will resign. Effective on that date, the new officers of the Fund will be as shown in the following table (with their address, age, and principal occupations during the past five years indicated below).

Name, Address and Age	Position(s) to be Held with Fund	Principal Occupations During Past Five Years

John M. Loffredo	President	Managing Director of Merrill Lynch Investment Managers, L.P. since 2000; Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. from 1998 to 2000.

Alice Pellegrino	Secretary	Director of Merrill Lynch Investment Managers, L.P. since 2002; Vice President of Merrill Lynch Investment Managers, L.P. since 1999.

Theodore R. Jaeckel, Jr.	Vice President	Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. since 2000; Vice President of Merrill Lynch Investment Managers, L.P. from 1994 to 2000.

Donald C. Burke	Treasurer	First Vice President of Merrill Lynch Investment Managers, L.P. and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of Fund Asset Managers Distributors, Inc. since 1999; Vice President of Merrill Lynch Investment Managers, L.P. and FAM from 1990 to 1997; Director of Merrill Lynch Investment Managers, L.P. Taxation since 1990.

Robert D. Sneeden	Vice President	Vice President of Merrill Lynch Investment Managers, L.P. since 2000.

        Because of their positions with FAM and its affiliates, the newly appointed officers of the Fund will benefit from the investment advisory fees to be paid by the Fund to FAM. There is no current intention to alter the composition of the Board of Trustees upon the effectiveness of the Proposed Advisory Agreement.

Required Vote

        An affirmative vote of a majority of the outstanding voting securities of the Fund (within the meaning of the 1940 Act) will be required to approve the Proposed Advisory Agreement. Under the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote by holders of the lesser of (a) 67% or more of the Fund’s voting securities present at such meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy or (b) more than 50% of the Fund’s outstanding voting securities. Common Shares and APS vote as one class.

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Recommendation of the Board of Trustees

        The Board of Trustees recommends that shareholders vote FOR Proposal Two.

NOTICE TO BANKS AND BROKER/DEALERS

        The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116.

ADDITIONAL INFORMATION

Audit Committee Report

        The Audit Committee reviewed and discussed the Fund’s audited financial statements for fiscal year 2003 with Fund management. The Audit Committee also discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and discussed with the independent accountants its independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

James F. Carlin III
Edward M. Murphy
Frank Nesvet
Walter B. Prince
James M. Storey

Independent Registered Public Accounting Firm and Fees

        The Board of Trustees has selected Deloitte & Touche LLP (“D&T”), 200 Berkeley Street, Boston, Massachusetts 02116, as independent accountants for the Fund for the year ending December 31, 2004. D&T has served as the Fund’s independent accountants since March 17, 2003. Effective on that date, the Board of Trustees, upon the recommendation of the Fund’s Audit Committee, voted to retain D&T as the Fund’s independent accountants for the 2003 fiscal year and to terminate the engagement of PricewaterhouseCoopers LLP (“PWC”), 125 High Street, Boston, Massachusetts 02110. PWC had served as the Fund’s independent registered public accounting firm in fiscal year 2003 from January 1, 2003 through March 16, 2003.

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        For the fiscal years ended December 31, 2001 and 2002 and through March 16, 2003, the audit reports provided by PWC on the Fund’s financial statements did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In addition, for the fiscal years ended December 31, 2001 and 2002 and through March 16, 2003, there were no disagreements between the Fund and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PWC, would have caused it to refer to the disagreements in its report on the financial statements for such years, and there were no reportable events as described in Item 304(a)(1)(v) of the Securities and Exchange Commission Regulation S-K. Lastly, for the fiscal year ended December 31, 2003, the audit report provided by D&T on the Fund’s financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

        D&T is expected to be represented at the Annual Meeting, but, if not, a representative will be available by telephone should the need for consultation arise. Representatives of D&T will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        Audit Fees. For fiscal 2003, the aggregate fees billed by D&T for the audit of the Fund’s annual financial statements totaled $14,832 and, for fiscal 2002, the aggregate fees billed by PWC for the audit of the Fund’s annual financial statements totaled $25,500.

        Audit-Related Fees. For fiscal 2003, D&T billed $5,778 and, for fiscal 2002, PWC billed $6,700 for assurance and related services that are reasonably related to the performance of the audit and review of the Fund’s financial statements and are not reported in the foregoing paragraph, including fees for the performance of certain agreed-upon procedures relating to the APS.

        Tax Fees. During fiscal 2003, D&T billed $5,300 and, during fiscal 2002, PWC billed $2,350 for professional services relating to tax compliance, tax advice, and tax planning, including fees for tax return preparation.

        All Other Fees. In fiscal 2003 and 2002, D&T and PWC did not bill the Fund for any other services, other than those listed above.

        All of the services described in the three preceding paragraphs for fiscal 2003 were pre-approved by the Audit Committee of the Fund. The services that were performed during fiscal 2002 represent engagements entered into prior to the effective date of the SEC’s pre-approval requirements. No services described above were approved pursuant to the de minimus exception set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

        Audit Committee’s Pre-Approval Policies and Procedures. The Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s principal accountants (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The

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Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the Audit Committee at least annually. The Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund’s principal accountants.

        Non-Audit Fees. Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by D&T and PWC for services rendered to the Fund for 2003 and 2002 were $11,078 and $9,050, respectively. Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by D&T for services rendered to the Eaton Vance organization (which includes the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) for 2003 and 2002 were $458,168 and $0, respectively. The Audit Committee has considered whether the provision by its principal accountants of non-audit services to the Eaton Vance organization that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Proxy Solicitation and Tabulation

        The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of the Fund will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph or facsimile by Trustees and officers of the Fund, or other representatives of the Fund. The Fund has also retained Georgeson Shareholder, 17 State Street, 22nd Floor, New York, New York 10004, to assist in the solicitation of proxies, at a cost of approximately $5,000. Among other things, Georgeson Shareholder will provide data handling and preparatory services, telephone solicitations, proxy mailing and vote tabulation services. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

        All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposals 1 and 2, it will be voted for the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum but will have no effect on the outcome of Proposal 1 or Proposal 2. A shareholder may revoke his or her proxy prior to its use by appearing at the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund, or by returning a subsequently dated proxy.

        In the event that sufficient votes by the shareholders of the Fund in favor of the Proposals set forth in the Notice of this meeting are not received by September 30, 2004, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares

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present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposals. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

        The Fund will furnish, without charge a copy of the Fund’s Annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such report should write to the Fund c/o Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, or call 1-800-553-1916.

SHAREHOLDER PROPOSALS

        To be considered for presentation at the Fund’s 2005 Annual Meeting of Shareholders, a proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund’s principal offices no later than December 1, 2004 and must comply with all legal requirements in order to be included in the Fund’s proxy statement and form of proxy for that meeting. Shareholder proposals intended to be presented at the Fund’s 2005 Annual Meeting of Shareholders submitted outside the processes of Rule 14a-8 must be received in writing by the Fund no later than the close of business on February 14, 2005. Proxies solicited by the Board will confer discretionary voting authority with respect to these proposals, subject to the Securities and Exchange Commission rules governing the exercise of this authority.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST

August __, 2004

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Exhibit A

INVESTMENT ADVISORY AGREEMENT

        AGREEMENT, made as of the ____ day of ____, 2004, by and between THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST, a Massachusetts business trust (the “Trust”), and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (the “Investment Adviser”).

W I T N E S S E T H:

        WHEREAS, the Trust is engaged in business as a closed-end, non-diversified, management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

        WHEREAS, the Investment Adviser is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

        WHEREAS, the Trust desires to retain the Investment Adviser to provide management and investment advisory services to the Trust in the manner and on the terms hereinafter set forth; and

        WHEREAS, the Investment Adviser is willing to provide management and investment advisory services to the Trust on the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the promises and the covenants hereinafter contained, the Trust and the Investment Adviser hereby agree as follows:

ARTICLE I.

Duties of the Investment Adviser

        The Trust hereby employs the Investment Adviser to act as a manager and an investment adviser of the Trust and to furnish, or arrange for its affiliates to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust, for the period and on the terms and conditions set forth in this Agreement. The Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Adviser and its affiliates for all purposes herein shall be deemed to be independent contractors and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way or otherwise be deemed agents of the Trust.

        (a) Management and Administrative Services. The Investment Adviser shall perform, or arrange for its affiliates to perform, the management and administrative services necessary for the operation of the Trust, including administering shareholder accounts and handling shareholder relations. The Investment Adviser shall provide the Trust with office space, facilities, equipment and necessary personnel and such other services as the Investment Adviser, subject to review by the Board of Trustees, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Investment Adviser, also on behalf of the Trust, shall conduct relations with custodians, depositories, transfer agents, pricing agents, dividend

A-1

disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Investment Adviser generally shall monitor the Trust’s compliance with investment policies and restrictions as set forth in filings made by the Trust under the federal securities laws. The Investment Adviser shall make reports to the Board of Trustees of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Trust as it shall determine to be desirable.

        It is specifically agreed that the Investment Adviser shall make available appropriate personnel to serve as the Trust’s “principal executive officer,” “principal financial officer,” and “chief compliance officer,” and to serve in such comparable positions as may be required under applicable law.

        (b) Investment Advisory Services. The Investment Adviser shall provide, or arrange for its affiliates to provide, the Trust with such investment research, advice and supervision as the latter from time to time may consider necessary for the proper supervision of the assets of the Trust, shall furnish continuously an investment program for the Trust and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be held in the various securities in which the Trust invests, options, futures, options on futures or cash, subject always to the restrictions of the Declaration of Trust and the By-Laws of the Trust, as amended from time to time, the provisions of the Investment Company Act and other applicable laws and the statements relating to the Trust’s investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Trust under the federal securities laws. The Investment Adviser shall make decisions for the Trust as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Trust’s portfolio securities shall be exercised. Should the Board of Trustees at any time, however, make any definite determination as to investment policy and notify the Investment Adviser thereof in writing, the Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Adviser shall take, on behalf of the Trust, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Trust’s account with brokers or dealers selected by it, and to that end, the Investment Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Trust, the Investment Adviser is directed at all times to seek to obtain execution and prices within the policy guidelines determined by the Board of Trustees and set forth in filings made by the Trust under the federal securities laws. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Adviser may select brokers or dealers with which it or the Trust is affiliated.

        (c) Affiliated Sub-Advisers. In carrying out its responsibilities hereunder, the Investment Adviser may employ, retain or otherwise avail itself of the services of other persons or entities including, without limitation, affiliates of the Investment Adviser, on such terms as the Investment Adviser shall determine to be necessary, desirable or appropriate. However, if the Investment Adviser chooses to retain or avail itself of the services of another person or entity to manage assets of the Trust, such other person or entity must be (i) an affiliate of the Investment Adviser, (ii) retained at the Investment Adviser’s own cost and expense, and (iii) retained subject

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to the requirements of Section 15 of the Investment Company Act. Retention of one or more affiliated sub-advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Investment Adviser under this Agreement and the Investment Adviser shall be responsible for all acts and omissions of such affiliated sub-advisers, or other persons or entities, in connection with the performance of the Investment Adviser’s duties hereunder.

        (d) Notice Upon Change in Partners of the Investment Adviser. The Investment Adviser is a limited partnership and its limited partner is Merrill Lynch & Co., Inc. and its general partner is Princeton Services, Inc. The Investment Adviser will notify the Trust of any change in the membership of the partnership within a reasonable time after such change.

ARTICLE II.

Allocation of Charges and Expenses

        (a) The Investment Adviser. The Investment Adviser shall provide the staff and personnel necessary to perform its obligations under this Agreement, shall assume and pay or cause to be paid all expenses incurred in connection with the maintenance of such staff and personnel, and, at its own expense, shall provide the office space, facilities, equipment and necessary personnel which it is obligated to provide under Article I hereof. The Investment Adviser shall pay, or cause affiliates to pay, compensation of all officers of the Trust and all Trustees of the Trust who are affiliated persons of the Investment Adviser or any sub-adviser, or an affiliate of the Investment Adviser or any sub-adviser.

        (b) The Trust. The Trust assumes, and shall pay or cause to be paid, all other expenses of the Trust including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses, charges of the custodian, any sub-custodian and transfer agent, charges of any auction agent and broker dealers in connection with preferred stock of the Trust, expenses of portfolio transactions, Securities and Exchange Commission fees, expenses of registering the shares of common stock and preferred stock under federal, state and foreign laws, fees and actual out-of-pocket expenses of Trustees who are not affiliated persons of the Investment Adviser or any sub-adviser, or of an affiliate of the Investment Adviser or any sub-adviser, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust. It also is understood that if the Investment Adviser or any of its affiliates provide accounting services to the Trust, the Trust will reimburse the Investment Adviser and its affiliates for their costs in providing such accounting services to the Trust.

ARTICLE III.

Compensation of the Investment Adviser

        For the services rendered, the facilities furnished and the expenses assumed by the Investment Adviser, the Trust shall pay to the Investment Adviser at the end of each calendar month a fee based upon the average daily value of the net assets of the Trust at the annual rate of 0.35 of 1.0% (0.35%) of the average daily net assets of the Trust (“average daily net assets” means the average daily value of the total assets of the Trust, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Trust, (ii) any accrued and unpaid interest on outstanding borrowing and (iii) accumulated dividends on shares of outstanding preferred stock), commencing on the day following

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effectiveness hereof. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Trust for each day during the month. It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Trust’s average daily net assets. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Payment of the Investment Adviser’s compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated herein. During any period when the determination of net asset value is suspended by the Board of Trustees, the average net asset value of a share for the day prior to such suspension shall for this purpose be deemed to be the net asset value of each succeeding day until it is again determined.

ARTICLE IV.

Limitation of Liability of the Investment Adviser

        The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term “Investment Adviser” shall include any affiliates of the Investment Adviser performing services for the Trust contemplated hereby and partners, directors, officers and employees of the Investment Adviser and of such affiliates.

ARTICLE V.

Activities of the Investment Adviser

        The services of the Investment Adviser to the Trust are not to be deemed to be exclusive; the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purposes of this Article V referred to as “affiliates”) are free to render services to others. It is understood that Trustees, officers, employees and shareholders of the Trust are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners and shareholders or otherwise, and that directors, officers, employees, partners and shareholders of the Investment Adviser and of its affiliates are or may become similarly interested in the Trust, and that the Investment Adviser and directors, officers, employees, partners and shareholders of its affiliates may become interested in the Trust as shareholders or otherwise.

ARTICLE VI.

Duration and Termination of this Agreement

        This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

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        This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust, or by the Investment Adviser, on sixty (60) days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment.

ARTICLE VII.

Amendment of this Agreement

        This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of the Board of Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and, where required by the Investment Company Act, by the vote of a majority of the outstanding voting securities of the Trust.

ARTICLE VIII.

Definitions of Certain Terms

        The terms “vote of a majority of the outstanding voting securities”, “assignment”, “affiliated person” and “interested person”, when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

ARTICLE IX.

Governing Law

        This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

ARTICLE X.

Limitation of Liability

        The names “The Massachusetts Health & Education Tax Exempt Trust” and “Trustees of the Massachusetts Health & Education Tax Exempt Trust” refer, respectively, to the Trust and the Trustees of the Trust, as trustees but not individually or personally, acting from time to time under the Trust’s Amended and Restated Agreement and Declaration of Trust dated April 20, 1993, as amended, which is hereby referred to and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of “The Massachusetts Health & Education Tax Exempt Trust” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust are made not individually, but in such capacities, and are not binding upon any of the Trustees, holders of shares of beneficial interest of the Trust or representatives of the Trustees personally, but bind only the Trust assets, and all persons dealing with the Trust must look solely to the Trust property for the enforcement of any claims against the Trust.

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        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST

By:

Name:
Title:

FUND ASSET MANAGEMENT, L.P.

By:	PRINCETON SERVICES, INC.,
General Partner

By:

Name:
Title:

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Exhibit B

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST

AUDIT COMMITTEE CHARTER

        I. Composition of the Audit Committee. The Audit Committee of The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”) shall be comprised of at least three Trustees, each of whom shall have been determined by the Board of Trustees to have no material relationship that would interfere with the exercise of his or her independent judgment. No member of the Audit Committee may be an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), nor shall any member receive any compensation from the Fund except compensation for service as a member of the Board of Trustees or a committee of the Board. Each member of the Audit Committee shall also satisfy the applicable Audit Committee membership requirements imposed under the rules of the American Stock Exchange (and any other national securities exchange on which the Fund’s shares are listed), as in effect from time to time, including with respect to the member’s former affiliations or employment, financial literacy and, if applicable, accounting or related financial management expertise. Unless it determines that no member of the Audit Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board of Trustees will identify one (or in its discretion, more than one) member of the Audit Committee as an audit committee financial expert. A Chairperson of the Audit Committee shall be appointed by the Board of Trustees on the recommendation of the Governance Committee.

        II. Purposes of the Audit Committee. The purposes of the Audit Committee are to:

1.	oversee the Fund’s accounting and financial reporting policies and practices, its internal audit controls and procedures, and, as appropriate, the internal controls of certain service providers;

2.	oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof;

3.	approve the selection, evaluation and, when appropriate, replacement of the independent auditors, and, if applicable, with respect to the nomination of independent auditors to be proposed for shareholder ratification in any proxy statement; and

4.	evaluate the qualifications, independence and performance of the independent auditors.

The function of the Audit Committee is oversight. The Treasurer of the Fund is responsible for oversight of the preparation, presentation and integrity of the Fund’s financial statements by the Fund’s accounting agent. The Treasurer is also responsible for selecting appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out audits and reviews consistent with applicable legal and professional standards and the terms of their engagement. The independent auditors for the Fund are ultimately accountable to the Board of Trustees and Audit Committee of the Fund. The Board of Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement).

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        III. Meetings of the Audit Committee. Meetings of the Audit Committee shall be held at such times (but not less frequently than quarterly), at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the Committee or the Chairperson of the Committee. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any certified public accountant and auditing firm rendering reports to the Audit Committee or the Board of Trustees and with legal counsel. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote. The Audit Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

        IV. Duties and Powers of the Audit Committee. To carry out its purposes, the Audit Committee shall have the following duties and powers with respect to the Fund:

1.	To review, as appropriate, the audited financial statements and other financial information of the Fund and the results of the examination of the Fund’s financial statements by the independent auditors, including the independent auditors’ opinion with respect thereto, and any management letter issued by the independent auditors.

2.	To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund’s financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and (c) the compensation of the independent auditors.

3.	To review and assess the performance of the independent auditors and to approve, on behalf of the Board of Trustees, the appointment and compensation of the independent auditors. Approval by the Audit Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board of Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. In performing this function, the Committee shall: (a) consider whether there should be a regular rotation of the Fund’s independent auditing firm; (b) discuss with the independent auditors matters bearing upon the qualifications of such auditors as “independent” under applicable standards of independence established from time to time by the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board and other regulatory authorities; and (c) shall secure from the independent auditors the information required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as in effect from time to time. The Audit Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

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4.	To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund (“Adviser Affiliates”) if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.

5.	To adopt, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Audit Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Audit Committee (subject to subsequent reporting to the Audit Committee). The Audit Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Audit Committee not later than the next meeting thereof.

6.	To consider the controls implemented by the independent auditors and any measures taken by management to ensure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion.

7.	To receive at least annually and prior to the filing with the SEC of the independent auditors’ report on the Fund’s financial statements, a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update, (iv) a description of all non-audit services provided, including fees associated with the services, to any fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If this information is not communicated to the Committee within 90 days prior to the audit report’s filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information.

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8.	To review and discuss with the independent auditors the matters required to be communicated with respect to the Fund pursuant to Statement on Auditing Standards (SAS) No. 61 “Communication With Audit Committees,” as in effect from time to time, and to receive such other communications or reports from the independent auditors (and management’s responses to such reports or communications) as may be required under applicable listing standards of the national securities exchanges on which the Fund’s shares are listed, including a report describing: (1) the internal quality-control procedures of the independent auditors, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional regulatory authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (2) all relationships between the independent auditors and the Fund and any other relationships or services that may impact the objectivity and independence of the independent auditors. To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Audit Committee to resolve such disagreements.

9.	To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund.

10.	With respect to the Fund, to provide: (a) a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) any report, including any recommendation of the Audit Committee, required by the rules of the SEC (including, without limitation, Rule 306 of Regulation S-K ) to be included in the Fund’s annual proxy statement.

11.	To consider the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

12.	To review and report to the Board of Trustees with respect to any material accounting, tax, valuation, or record-keeping issues which may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.

13.	To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers (including its investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund) of concerns regarding questionable accounting or auditing matters. The Audit Committee hereby establishes the procedures set forth in Appendix A hereto with respect to such matters.

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14.	To direct and supervise investigations with respect to the following: (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and related rules; and (b) any other matters within the scope of this charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.

15.	To review and recommend to the Board of Trustees policies and procedures for valuing portfolio securities of the Fund and to make recommendations to the Board of Trustees with respect to specific fair value determinations and any pricing errors involving such portfolio securities.

16.	To act on such other matters as may be delegated to the Audit Committee by the Board of Trustees from time to time.

17.	To review the adequacy of this charter and evaluate the Audit Committee’s performance of its duties and responsibilities hereunder at least annually, and to make recommendations to the Board of Trustees for any appropriate changes or other action.

18.	To report its activities to the Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

        V. Resources and Authority of the Audit Committee. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Fund. The Audit Committee may determine the appropriate levels of funding for payment of compensation to such independent auditors, counsel, experts and consultants, and the ordinary administrative expenses of the Audit Committee necessary or appropriate in carrying out its duties under this charter. In fulfilling its duties under this charter, the Audit Committee shall have direct access to such officers and employees of the Fund, Eaton Vance Management and any of its affiliated companies and the Fund’s other services providers as it deems necessary or desirable.

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APPENDIX A

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST

AUDIT COMMITTEE COMPLAINT PROCEDURES

This policy outlines the procedures that the Audit Committee of The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”) shall employ with respect to complaints regarding accounting, internal accounting controls or auditing matters concerning the Fund (“Complaints”). Each Employee (as defined below) shall be provided with a copy of these procedures upon assuming his or her duties as an Employee, and annually thereafter.

I. Procedures for Receiving Complaints All officers and employees of the Fund and, to the extent their duties relate to accounting, internal accounting controls or auditing matters for the Fund, the officers and employees of the Fund’s investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund (collectively referred to herein as “Employees”), may make complaints anonymously and in a confidential manner as follows:

1.	The complaining Employee may place a telephone call to the Chairperson of the Audit Committee. During this phone call, the Employee should identify the source of his or her Complaint and the practices that are alleged to constitute an impropriety with respect to accounting, internal auditing controls or auditing matters relating to the Fund, providing as much detail as possible.

2.	Alternatively, the Employee may submit to the Chairperson of the Audit Committee (by hand, mail, e-mail or fax) a confidential memorandum which details the Employee’s Complaint and the practices that are alleged to constitute an improper accounting, internal auditing control or auditing matter, providing as much detail as possible.

3.	The name and contact information for the current Chairperson of the Audit Committee is set out on Schedule A hereto.

II. Procedures for Treating Complaints The Chairperson of the Audit Committee or another member of the Audit Committee will conduct an initial evaluation of each Complaint received by the Audit Committee as soon as reasonably practicable following receipt. In connection with the initial evaluation, the Chairperson of the Audit Committee (or such other member of the Audit Committee) will determine whether the Complaint actually relates to the accounting, internal accounting controls or auditing matters of the Fund and, if not, whether it should be reviewed by a party other than the Audit Committee. The Chairperson of the Audit Committee shall also determine whether the Complaint requires investigation by the Audit Committee.

After the initial evaluation is complete, all Complaints requiring investigation by the Audit Committee will be discussed at the next regularly scheduled meeting of the Audit Committee, or a specially scheduled meeting in advance thereof. The Audit Committee shall investigate the Complaints as follows:

B-6

1.	the Audit Committee may choose to investigate the Complaint through its own members and/or with the assistance of counsel;

2.	the Audit Committee may select a designee within the Fund or its service providers to investigate the Complaint, provided that the identity of the complaining Employee shall not be disclosed to such designee; under no circumstances will a party who has direct supervisory control or who may be responsible for the action giving rise to the Complaint be charged with its investigation;

3.	the Audit Committee may retain an outside party (other than the Fund’s independent auditors) to investigate the Complaint; or

4.	the Audit Committee may investigate the Complaint in such other manner determined by the Audit Committee.

Any party designated to investigate a Complaint shall be provided reasonable access to the Fund’s (and to the extent deemed necessary by the Audit Committee, the Fund’s service providers’) employees, documents, and computer systems for purposes of conducting the investigation. At the conclusion of its investigation, which shall be completed promptly after referral of the Complaint, the investigating party will be responsible for making a full report to the Audit Committee with respect to the Complaint and to make recommendations for corrective actions, if any, to be taken by the Fund. The Audit Committee will then report to the Board of Trustees at its next regularly scheduled meeting with respect to the Complaint and any corrective actions recommended by the Audit Committee. If the Complaint involves improprieties of any member of the Board of Trustees, the Audit Committee may make its report in an executive session of the Board of Trustees.

III. Procedures for Retaining Complaints The Chairperson of the Audit Committee will be responsible for ensuring that all Complaints received by the Audit Committee, together with any documents pertaining to the Audit Committee (or its designee’s) investigation and treatment of the Complaint, are retained for six years, or for such longer period as may be required by applicable law, in a manner consistent with preserving the anonymity of Employees who have submitted Complaints.

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Schedule A

Frank Nesvet
at Mr. Nesvet’s address of record
as identified to
all relevant Employees

B-8

Exhibit C

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST

GOVERNANCE COMMITTEE CHARTER

I.	Composition of the Governance Committee. The Governance Committee of The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”) shall be comprised of at least three Trustees of the Board. All members of the Governance Committee shall be Trustees who are not “interested persons” (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the investment adviser or sub-adviser of the Fund (each, an “Independent Trustee” and collectively, the “Independent Trustees”). The members of the Governance Committee shall be appointed by the Board of Trustees, which shall also determine the number and term of such members. A Chairperson of the Governance Committee shall be appointed by the Board of Trustees on the recommendation of the Governance Committee.

II.	Purpose of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and the compensation of Independent Trustees.

III.	Meetings of the Governance Committee. Meetings of the Governance Committee shall be held at such times (but not less frequently than annually), at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the Committee or the Chairperson of the Committee. A majority of the members of the Governance Committee shall constitute a quorum for purposes of transacting business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote. The Governance Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

IV.	Duties and Powers of the Governance Committee. To carry out its purpose, the Governance Committee shall have the following duties and powers with respect to the Fund:

1.	To consider and adopt procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Fund that wish to recommend such candidates for consideration by the Governance Committee. Such procedures are set forth on Appendix A hereto.

2.	To recommend to the Board of Trustees individuals to be appointed or nominated for election as Independent Trustees.

3.	To evaluate the Board of Trustees’ performance of its duties and responsibilities at least annually, and to make recommendations to the Board of Trustees for any appropriate action designed to enhance such performance.

C-1

4.	To review periodically the compensation of Trustees and make recommendations to the Board of Trustees for any appropriate changes to such compensation.

5.	To consider and make recommendations to the Board of Trustees with respect to the identity, duties, and composition of the various Committees of the Board of Trustees and the Chairpersons of such Committees.

6.	To review periodically the Board’s membership, structure and operation, and make recommendations to the Board of Trustees with respect to these matters, including the identity of any Trustee to be selected to serve as a Chairperson of a committee of the Board.

7.	To review periodically, and make recommendations with respect to, the allocation of responsibilities among the various committees established from time to time by the Board of Trustees.

8.	To review the adequacy of this charter and evaluate the Governance Committee’s performance of its duties and responsibilities hereunder, and make recommendations for any appropriate changes or other action to the Board of Trustees.

9.	To report its activities to the Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Governance Committee may deem necessary or appropriate.

V.	Resources and Authority of the Governance Committee. The Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage special counsel, other experts and consultants, at the expense of the Fund. The Governance Committee may determine the appropriate levels of funding for payment of compensation to such counsel, experts and consultants, and the ordinary administrative expenses of the Governance Committee necessary or appropriate in carrying out its duties under this charter. The Governance Committee may also make recommendations with respect to making available educational resources to the Independent Trustees. In fulfilling its duties under this charter, the Governance Committee shall have direct access to such officers and employees of the Fund, Eaton Vance Management and any of its affiliated companies and the Fund’s other services providers as it deems necessary or desirable.

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APPENDIX A

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of the Fund exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Fund, counsel and other advisors to the Trustees, and shareholders of the Fund who submit recommendations in accordance with these procedures. In no event shall the Governance Committee consider as a candidate to fill any such vacancy an individual recommended by management of the Fund, unless the Governance Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of the Fund if such recommendation contains sufficient background information concerning the candidate, and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). Shareholders shall be directed to address any such recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of the Fund, including any candidate recommended by shareholders of the Fund, the Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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Georgeson Shareholder
17 State Street, New York, NY 10004

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
HOLDERS OF AUCTION PREFERRED SHARES
Annual Meeting of Shareholders, September 30, 2004
Proxy Solicited on Behalf of Board of Trustees

The undersigned holder of Auction Preferred Shares of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the “Fund”), hereby appoints WALTER B. PRINCE and EDWARD M. MURPHY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, September 30, 2004 at 10:00 a.m. (Boston time), and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, SIGN AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE.

DATE:_____________________

______________________________
Signature(s) (Sign in the Box)

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.     [ X ]
PLEASE DO NOT USE FINE POINT PENS.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2 SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1.	To elect six Trustees of the		FOR except	WITHHOLD
	Fund as follows:		vote withheld	AUTHORITY
			for nominees	for all
		FOR	listed at left	nominees

(a)	Election of two Trustees to represent Auction	[ ]	[ ]	[ ]	(a)
Preferred Shares:

(01) James F. Carlin III and
(02) Thomas H. Green, III

(b)	Election of remaining four Trustees to	[ ]	[ ]	[ ]	(b)
represent all shareholders:

(03) Edward M Murphy
(04) Frank Nesvet
(05) Walter B. Prince and
(06) James M. Storey

(Instructions: To withhold authority to vote for any individual nominee, mark box “FOR except” and write the nominee’s number on the line below:)

		FOR	AGAINST	ABSTAIN

2.	To approve a new investment advisory	[ ]	[ ]	[ ]
agreement between the Fund and Fund
Asset Management, L.P.

HAS YOUR ADDRESS CHANGED?
Mark box at right [ ] if comments or address change have been noted on this card.
________________________________

________________________________

________________________________

PLEASE SIGN ON REVERSE SIDE.

Management Information Services
60 Research Road, Hingham, MA 02043

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
HOLDERS OF COMMON SHARES
Annual Meeting of Shareholders, September 30, 2004
Proxy Solicited on Behalf of Board of Trustees

The undersigned holder of Common Shares of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the “Fund”), hereby appoints WALTER B. PRINCE and EDWARD M. MURPHY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, September 30, 2004 at 10:00 a.m. (Boston time), and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, SIGN AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE.

DATE: _____________________

______________________________
Signature(s) (Sign in the Box)

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.     [ X ]
PLEASE DO NOT USE FINE POINT PENS.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2 SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1.	To elect four Trustees of the		FOR except	WITHHOLD
	Fund as follows:		vote withheld	AUTHORITY
			for nominees	for all
		FOR	listed at left	nominees

	(01) Edward M. Murphy	[ ]	[ ]	[ ]
(02) Frank Nesvet
(03) Walter B. Prince and
(04) James M. Storey

(Instructions: To withhold authority to vote for any individual nominee, mark box “FOR except” and write the nominee’s number on the line below:)

		FOR	AGAINST	ABSTAIN

2.	To approve a new investment advisory	[ ]	[ ]	[ ]
agreement between the Fund and Fund
Asset Management, L.P.

HAS YOUR ADDRESS CHANGED?

________________________________	Mark box at right [ ] if comments or address change have been noted on this card.

________________________________

________________________________

PLEASE SIGN ON REVERSE SIDE.